                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 1, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


   Delaware                          1-7182                     13-2740599
--------------------------------------------------------------------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


4 World Financial Center, New York, New York   10080
----------------------------------------------------

        (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events
        ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $25,000,000 aggregate original public offering price of Enhanced Return Notes/SM/ Linked to the Nasdaq-100 Index(R) due March 1, 2004 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

                        EXHIBITS

        (4) Instruments defining the rights of security holders, including indentures.

                        Form of Merrill Lynch & Co., Inc.'s Enhanced
                        Return Notes/SM/ Linked to the Nasdaq-100
                        Index(R) due March 1, 2004

        (5) & (23)      Opinion re: legality; consent of counsel.

                        Opinion of Sidley Austin Brown &
                        Wood LLP relating to the Enhanced
                        Return Notes/SM/ Linked to the
                        Nasdaq-100 Index(R) due March 1,
                        2004 (including consent for
                        inclusion of such opinion in this
                        report and in Merrill Lynch & Co.,
                        Inc.'s Registration Statement
                        relating to such Securities).


                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MERRILL LYNCH & CO., INC.
                                   -------------------------
                                               (Registrant)


                                   By:   /s/ John C. Stomber
                                       ---------------------------------------
                                                John C. Stomber
                                              Senior Vice President
                                                      and
                                                   Treasurer

Date: March 1, 2002


                                       3

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                            MERRILL LYNCH & CO., INC.








                          EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MARCH 1, 2002



                                                   Commission File Number 1-7182


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                                  Exhibit Index

Exhibit No.    Description                                                 Page
-----------    -----------                                                 ----

(4) Instruments defining the rights of security holders, including indentures.

                       Form of Merrill Lynch & Co., Inc.'s Enhanced
                       Return Notes/SM/ Linked to the Nasdaq-100
                       Index(R)due  March 1, 2004.

(5) & (23)     Opinion re:  legality; consent of counsel.

                       Opinion of Sidley Austin Brown & Wood LLP relating to the Enhanced Return Notes/SM/ Linked to the Nasdaq-100 Index(R) due March 1, 2004 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).